Exhibit 10.2
REAFFIRMATION AGREEMENT
THIS REAFFIRMATION AGREEMENT (this “Agreement”), dated as of November 12, 2021, is made by Ares Commercial Real Estate Corporation, as Borrower (the “Borrower”), ACRC Holdings LLC (“ACRC Holdings”), ACRC Mezz Holdings LLC (“ACRC Mezz”), and ACRC Warehouse Holdings LLC (“ACRC Warehouse” and, together with ACRC Holdings and ACRC Mezz, the “Guarantors” and, each a “Guarantor”), ACRC Lender LLC (“ACRC Lender”) and Cortland Capital Market Services LLC (“Cortland”), as Collateral Agent (as defined below). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the A&R Credit Agreement (defined below).

INTRODUCTORY STATEMENTS
WHEREAS, the Borrower, the Guarantors, ACRC Lender, the other Grantors from time to time party thereto and the Collateral Agent (as successor in interest to DBD Credit Funding LLC) are parties to that certain Pledge and Security Agreement, dated December 9, 2015 (as amended, restated, supplemented or otherwise modified, the “Security Agreement”);
WHEREAS, the Borrower, ACRC Lender and the Collateral Agent (as successor in interest to DBD Credit Funding LLC) are parties to that certain Negative Pledge Agreement, dated December 9, 2015 (as amended, restated, supplemented or otherwise modified the “Negative Pledge Agreement”);
WHEREAS, the Borrower, Bank of America, N.A. and the Collateral Agent (as successor in interest to DBD Credit Funding LLC) are parties to that certain Deposit Account Control Agreement, dated December 9, 2015 (as amended, restated, supplemented or otherwise modified the “Borrower DACA”) with respect to the Borrower’s deposit account number 8188693212;
WHEREAS, ACRC Mezz, Bank of America, N.A. and the Collateral Agent (as successor in interest to DBD Credit Funding LLC) are parties to that certain Deposit Account Control Agreement, dated December 9, 2015 (as amended, restated, supplemented or otherwise modified, the “Mezz DACA”) with respect to ACRC Mezz’s deposit account number 8188693378;
WHEREAS, the Borrower, the Guarantors, the lenders parties thereto from time to time as lenders (the “Lenders”), Cortland, as the collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”) and as administrative agent for the Lenders (the “Administrative Agent”), are entering into that certain Amended and Restated Credit and Guaranty Agreement (as amended, restated, supplemented or otherwise modified, the “A&R Credit Agreement”), on the date hereof (the “A&R Effective Date”), which A&R Credit Agreement amends and restates in its entirety the Credit and Guaranty Agreement, dated December 9, 2015 (as amended prior to the date hereof, the “Existing Credit Agreement”), by and among, inter alia, the Borrower, the Guarantors, the Lenders, the Collateral Agent and the Administrative Agent;
WHEREAS, as a condition precedent to, and concurrently with, the execution and delivery of the A&R Credit Agreement, the signatories hereto execute and deliver this Reaffirmation Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Reaffirmation.

(a)    The Borrower hereby (i) agrees that, notwithstanding the occurrence of the A&R Effective Date, each of the guarantees, the Security Agreement, the Negative Pledge Agreement and the Borrower DACA continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (ii) confirms its guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (iii) acknowledges that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the A&R Credit Agreement and the other Loan Documents. In furtherance of the foregoing, the Borrower does hereby grant to the Collateral Agent a security interest in all collateral described in the A&R Credit Agreement and any other Loan Document as security for the Obligations, as amended, restated, increased and/or extended pursuant to the A&R Credit Agreement.
(b)    The Guarantors hereby (i) agree that, notwithstanding the occurrence of the A&R Effective Date, each of the guarantees, the Security Agreement, the Negative Pledge Agreement and, solely with respect to ACRC Mezz, the Mezz DACA continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (ii) confirm their guarantee of the Obligations and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (iii) acknowledge that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the A&R Credit Agreement and the other Loan Documents. In furtherance of the foregoing, each Guarantor does hereby grant to the Collateral Agent a security interest in all collateral described in the A&R Credit Agreement and any other Loan Document as security for the Obligations, as amended, restated, increased and/or extended pursuant to the A&R Credit Agreement.
(c)    ACRC Lender hereby (i) agrees that, notwithstanding the occurrence of the A&R Effective Date, each of the Security Agreement and the Negative Pledge Agreement continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (ii) confirms its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (iii) acknowledges that such grant continues in full force and effect in respect of, and to secure, the Obligations under the A&R Credit Agreement and the other Loan Documents. In furtherance of the foregoing, ACRC Lender does hereby grant to the Collateral Agent a security interest in all collateral described in the A&R Credit Agreement and any other Loan Document as security for the Obligations, as amended, restated, increased and/or extended pursuant to the A&R Credit Agreement.
Section 2.    Amendment. The schedules to the Security Agreement shall hereby be amended and restated as set forth in Annex I hereto.
Section 3.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Signature pages to this Agreement delivered by electronic transmission (including by email in .pdf format) shall be as effective as delivery of a manually executed counterpart thereof. The words “execution,” “execute,” “signed,” “signature” and words of like import herein shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state Laws based on the

Uniform Electronic Transactions Act. The foregoing shall apply to each other Loan Document mutatis mutandis.
Section 4.    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and each other Secured Party and their respective successors and assigns in accordance with the provisions of the A&R Credit Agreement.
Section 5.    Section Headings. The Section headings used in this Agreement are for convenience of reference only and shall neither constitute a part of this Agreement for any other purpose nor affect the construction of this Agreement.
Section 6.    GOVERNING LAW. EXCEPT AS SPECIFICALLY SET FORTH IN ANY OTHER LOAN DOCUMENT: (A) THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK; AND (B) THE VALIDITY OF THIS AGREEMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
Section 7.    JURISDICTION AND VENUE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ALL ACTIONS, SUITS, OR PROCEEDINGS ARISING BETWEEN ANY MEMBER OF THE LENDER GROUP OR THE BORROWER AND ITS SUBSIDIARIES IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED HOWEVER THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT AT ANY AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE ANY AGENT ELECTS TO BRING SUCH ACTION TO THE EXTENT SUCH COURTS HAVE IN PERSONAM JURISDICTION OVER THE RELEVANT OBLIGOR OR IN REM JURISDICTION OVER SUCH COLLATERAL OR OTHER PROPERTY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION AND STIPULATE THAT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PERSON FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST BORROWER OR ANY MEMBER OF THE LENDER GROUP MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED ON EXHIBIT 11.3 OF THE INDENTURE.
Section 8.    WAIVER OF TRIAL BY JURY. THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP, TO THE EXTENT THEY MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER

SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE BORROWER AND ITS SUBSIDIARIES AND EACH MEMBER OF THE LENDER GROUP HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

Section 9.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the undersigned has caused this Reaffirmation Agreement to be duly executed and delivered as of the date first written above.

ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation, as Borrower

By:	/s/ Elaine McKay
Name:	Elaine McKay
Title:	Vice President

ACRC HOLDINGS LLC, a Delaware limited liability company, as Guarantor

By:	/s/ Elaine McKay
Name:	Elaine McKay
Title:	Vice President

ACRC WAREHOUSE HOLDINGS LLC, a Delaware limited liability company, as Guarantor

By:	/s/ Elaine McKay
Name:	Elaine McKay
Title:	Vice President

ACRC LENDER LLC, a Delaware limited liability company

By:	/s/ Elaine McKay
Name:	Elaine McKay
Title:	Vice President

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent and Collateral Agent

By:	/s/ Winnalynn N. Kantaris
Name:	Winnalynn N. Kantaris
Title:	Associate General Counsel